                                                                    EXHIBIT 99.1

     Student Loan Finance Corporation
     Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
     Section 21 of the Servicing Agreement (Unaudited)

     Education Loans Incorporated
     Student Loan Asset-Backed Notes, Series 1999-1
     Report for the Month Ended February 29, 2000

I.   Noteholder Information

A.   Identification of Notes

     Series   Description                       Cusip #      Due Date
     ------------------------------------------------------------------------
     1999-1A  Senior Auction Rate Notes.........280907AP1....December 1, 2035
     1999-1B  Senior Auction Rate Notes.........280907AQ9....December 1, 2035
     1999-1C  Subordinate Auction Rate Notes....280907AR7....December 1, 2035

B.   Notification of Redemption Call of Notes

     None

C.   Principal Outstanding - February, 2000

                      Principal            Principal            Principal
                   Outstanding,             Payments         Outstanding,
     Series      Start of Month         During Month         End of Month
     ---------------------------------------------------------------------
     1999-1A     $78,000,000.00                $0.00       $78,000,000.00
     1999-1B      39,000,000.00                 0.00        39,000,000.00
     1999-1C       9,300,000.00                 0.00         9,300,000.00
               -----------------------------------------------------------
     Totals     $126,300,000.00                $0.00      $126,300,000.00
               ===========================================================

D.   Accrued Interest Outstanding - February, 2000

               Accrued Interest        Interest        Interest   Accrued Interest         Interest
                   Outstanding,         Accrued        Payments       Outstanding,       Rate As Of
     Series      Start of Month    During Month    During Month       End of Month     End Of Month
     -----------------------------------------------------------------------------------------------
     1999-1A        $755,906.67     $375,526.66     $863,893.33        $267,540.00         5.88000%
     1999-1B         379,166.67      186,799.16      433,333.33         132,632.50         5.83000%
     1999-1C          91,140.00       45,027.50      104,160.00          32,007.50         5.90000%
              --------------------------------------------------------------------
     Totals       $1,226,213.34     $607,353.32   $1,401,386.66        $432,180.00
              ====================================================================

E.   Net Loan Rates for Next Interest Period

                       Interest Period
     Series              Starting Date        Net Loan Rate
     -------------------------------------------------------
     1999-1A                 05-Apr-00                8.79%
     1999-1B                 05-Apr-00                8.86%
     1999-1C                 05-Apr-00                8.75%

F.   Noteholders' Carry-Over Amounts - February, 2000

                            Carry-Over                                                     Carry-Over
                              Amounts,            Additions             Payments             Amounts,
     Series             Start of Month         During Month         During Month         End of Month
     ------------------------------------------------------------------------------------------------
     1999-1A                     $0.00                $0.00                $0.00                $0.00
     1999-1B                      0.00                 0.00                 0.00                 0.00
     1999-1C                      0.00                 0.00                 0.00                 0.00
                 ------------------------------------------------------------------------------------
     Totals                      $0.00                $0.00                $0.00                $0.00
                 ====================================================================================


                                  Page 1 0f 4

G.   Noteholders' Accrued Interest on Carry-Over Amounts - February, 2000

                      Accrued       Interest        Interest        Accrued
                    Interest,        Accrued        Payments      Interest,
     Series    Start of Month   During Month    During Month   End of Month
     ----------------------------------------------------------------------
     1999-1A            $0.00          $0.00           $0.00          $0.00
     1999-1B             0.00           0.00            0.00           0.00
     1999-1C             0.00           0.00            0.00           0.00
              -------------------------------------------------------------
     Totals             $0.00          $0.00           $0.00          $0.00
              =============================================================

II.  Fund Information

A.   Reserve Fund - February, 2000

                                                                Amount
                                                         -------------
     Balance, Start of Month............................ $1,894,500.00
     Additions During Month.............................          0.00
     Less Withdrawals During Month......................          0.00
                                                         -------------
     Balance, End of Month.............................. $1,894,500.00
                                                         =============

B.   Capitalized Interest Account - February, 2000

                                                                Amount
                                                         -------------
     Balance, Start of Month............................ $4,554,040.99
     Additions During Month.............................          0.00
     Less Withdrawals During Month......................          0.00
                                                         -------------
     Balance, End of Month.............................. $4,554,040.99
                                                         =============

C.   Acquisition Account - February, 2000

                                                                  Amount
                                                          --------------
     Balance, Start of Month............................  $22,183,708.95
     Additions During Month.............................            0.00
     Less Withdrawals for Eligible Loans:
       Principal Acquired...............................   (4,119,782.15)
       Premiums and Related Acquisition Costs...........      (50,271.51)
                                                          --------------
     Balance, End of Month..............................  $18,013,655.29
                                                          ==============

D.   Alternative Loan Guarantee Account - February, 2000

                                                                 Amount
                                                          -------------
     Balance, Start of Month............................  $1,046,713.70
     Guarantee Fees Received During Month...............           0.00
     Interest Received During Month.....................       4,395.46
     Other Additions During Month.......................           0.00
     Less Withdrawals During Month for Default Payments.           0.00
     Balance, End of Month..............................  -------------
                                                          $1,051,109.16
III. Student Loan Information                             =============

A.   Student Loan Principal Outstanding - February, 2000

                                                                  Amount
                                                          --------------
     Balance, Start of Month............................  $91,301,908.40
     Loans Purchased / Originated.......................    4,119,782.15
     Capitalized Interest...............................      176,911.99
     Less Principal Payments Received...................   (1,052,292.28)
     Other Increases (Decreases)........................        2,462.67
     Balance, End of Month..............................  --------------
                                                          $94,548,772.93
                                                          ==============

B.   Composition of Student Loan Portfolio as of February 29, 2000
                                                                  Amount
                                                          --------------
     Aggregate Outstanding Principal Balance............  $94,548,772.93
     Number of Borrowers................................          14,157
     Average Outstanding Principal Balance Per Borrower.          $6,679
     Number of Loans (Promissory Notes).................          25,946
     Average Outstanding Principal Balance Per Loan.....          $3,644
     Weighted Average Interest Rate.....................           7.58%

C.   Distribution of Student Loan Portfolio by Loan Type as of February 29, 2000

                                                        Outstanding
                                                          Principal
      Loan Type                                             Balance              Percent
      -----------------------------------------------------------------------------------
      Stafford - Subsidized.......................   $35,361,437.13                37.4%
      Stafford - Unsubsidized.....................    21,044,663.47                22.3%
      PLUS........................................    12,502,713.75                13.2%
      SLS.........................................       135,414.59                 0.1%
      Consolidation...............................     5,303,176.20                 5.6%
      Alternative.................................    20,201,367.79                21.4%
      Total.......................................   ------------------------------------
                                                     $94,548,772.93               100.0%
                                                     ====================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of February 29,
     2000

                                                        Outstanding
                                                          Principal
      Interest Rate                                         Balance              Percent
      -----------------------------------------------------------------------------------
      Less Than 7.00%.............................   $21,409,555.02                22.6%
      7.00% to 7.49%..............................     6,856,442.15                 7.3%
      7.50% to 7.99%..............................    55,373,994.74                58.6%
      8.00% to 8.49%..............................     1,295,558.73                 1.4%
      8.50% to 8.99%..............................     7,137,626.78                 7.5%
      9.00% to 9.49%..............................        74,310.29                 0.1%
      9.50% or Greater............................     2,401,285.22                 2.5%
      Total.......................................   ------------------------------------
                                                     $94,548,772.93               100.0%
                                                     ====================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of February 29, 2000

                                                       Outstanding
                                                         Principal
     Borrower Payment Status                               Balance              Percent
     -----------------------------------------------------------------------------------
     School......................................   $14,628,329.23                15.5%
     Grace.......................................     4,460,663.09                 4.7%
     Repayment...................................    61,868,347.37                65.4%
     Deferment...................................     8,171,424.48                 8.6%
     Forbearance.................................     4,241,197.69                 4.5%
     Claims......................................     1,178,811.07                 1.2%
     Total.......................................   ------------------------------------
                                                    $94,548,772.93               100.0%
                                                    ====================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of February 29, 2000

                                                                      Percent by Outstanding Balance
                                                                   -------------------------------------
                                                                        Repayment,
                                                                        Deferment,
                                                 Outstanding           Forbearance
                                                   Principal       & Claims Status         All Loans in
      Delinquency Status                             Balance            Loans Only            Portfolio
      --------------------------------------------------------------------------------------------------
      31 to 60 Days......................      $3,815,829.53                  5.1%                 4.0%
      61 to 90 Days......................       2,715,410.19                  3.6%                 2.9%
      91 to 120 Days.....................         741,841.95                  1.0%                 0.8%
      121 to 180 Days....................         617,142.94                  0.8%                 0.7%
      181 to 270 Days....................         230,296.75                  0.3%                 0.2%
      Over 270 Days......................         199,462.06                  0.3%                 0.2%
      Claims Filed, Not Yet Paid.........       1,178,811.07                  1.6%                 1.2%
                                              ----------------------------------------------------------
      Total..............................      $9,498,794.49                 12.6%                10.0%
                                              ==========================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of February 29, 2000

                                                     Outstanding
                                                       Principal
      Guarantee Status                                   Balance              Percent
      --------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%...............      $420,920.87                 0.4%
      FFELP Loan Guaranteed 98%................    73,926,484.27                78.2%
      Alternative Loans Non-Guaranteed.........    20,201,367.79                21.4%
      Total....................................   ------------------------------------
                                                  $94,548,772.93               100.0%
                                                  ====================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of February 29, 2000

                                                          Outstanding
                                                            Principal
      Guarantee Agency                                        Balance         Percent
      --------------------------------------------------------------------------------
      Education Assistance Corporation............     $32,825,473.95           34.7%
      California Student Aid Commission...........      22,850,988.24           24.2%
      United Student Aid Funds, Inc...............       8,450,106.44            8.9%
      Pennsylvania Higher Education Assistance
       Agency.....................................       4,199,031.47            4.4%
      Great Lakes Higher Education Corporation....       3,965,062.95            4.2%
      Other Guarantee Agencies....................       2,056,742.09            2.2%
      Alternative Loans Non-Guaranteed............      20,201,367.79           21.4%
      Total.......................................     -------------------------------
                                                       $94,548,772.93          100.0%
                                                       ===============================

I.   Fees and Expenses Accrued For / Through February, 2000

                                                                   For The 2
                                                                Months Ended
                                             February, 2000    Feb. 29, 2000
                                             --------------  ---------------
      Servicing Fees....................         $82,730.18      $162,619.35
      Indenture Trustee Fees............           2,631.17         5,262.45
      Broker / Dealer Fees..............          18,418.75        18,418.75
      Auction Agent Fees................           2,034.83         4,210.00
      Other Permitted Expenses..........               0.00             0.00
                                             --------------  ---------------
      Total.............................        $105,814.93      $190,510.55
                                             ==============  ===============

J.   Ratio of Assets to Liabilities as of February 29, 2000

                                                   Amount
                                          ----------------
      Total Indenture Assets...........   $124,692,032.24
      Total Indenture Liabilities......    126,826,543.75
      Ratio............................   ----------------
                                                   98.32%
                                          ================